[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.63

Execution Version

SECOND AMENDMENT TO

EQUITY CAPITAL CONTRIBUTION AGREEMENT

THIS SECOND AMENDMENT TO EQUITY CAPITAL CONTRIBUTION AGREEMENT (this “Amendment”) is executed as of March 28, 2014, by and between Firstar Development, LLC, a Delaware limited liability company (the “Investor”), and Clean Technologies 2013B, LLC, a Delaware limited liability company (the “Class B Member”). The Investor and the Class B Member shall be referred to individually herein as a “Party” and collectively as the “Parties”. Capitalized terms used herein and not otherwise defined have the meanings provided in the Equity Capital Contribution Agreement, dated as of August 2, 2013, as amended by the First Amendment to Equity Capital Contribution Agreement, dated as of September 25, 2013 (the “ECCA”), by and between the Parties.

RECITALS

A. WHEREAS, the Parties desire to amend the ECCA as more fully set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the ECCA as follows:

AGREEMENT

1.	Amendments.

a.	Preliminary Statement #1 is deleted in its entirety and replaced with the following text:

“2013B ESA Project Company, LLC, a Delaware limited liability company (the “Facility Company”), has entered into that certain Amended and Restated Master Energy Server Purchase and Services Agreement with Bloom Energy Corporation (“Seller”), dated as of September 25, 2013, as may be amended, amended and restated, supplemented, or otherwise modified from time to time (the “MESPSA”), by and between such parties, and pursuant to the MESPSA the Facility Company will purchase, subject to the terms and conditions set for therein, on-site fuel cell power generating systems (each a “System”) with an aggregate Baseload Capacity of up to 6.1 MW, to be installed on, together with the relevant “BOF” (as defined in the MESPSA), each relevant “Site” (as defined in the MESPSA) located in California and Connecticut, as identified more specifically on Annex 1-A attached hereto (each System together with the relevant “BOF” at a “Site”, a “Facility”).”

b.	The definition of the capitalized term “Accounts Agreement” set forth in Section 1.1 is deleted in its entirety and replaced with the following text:

““Accounts Agreement” means that certain Accounts Agreement, dated as of July 19, 2013, as amended by the First Amendment to Accounts Agreement, dated as of December 30, 2013, by and among the Facility Company, the Facility Lender and The Bank of New York Mellon, as the accounts bank, as may be amended, amended and restated, supplemented, or otherwise modified from time to time.”

c.	The definition of the capitalized term “ASA” set forth in Section 1.1 is deleted in its entirety and replaced with the following text:

““ASA” means the Amended and Restated Administrative Services Agreement, dated as of September 25, 2013, by and among the Administrator, the Company and the Facility Company, as may be amended, amended and restated, supplemented, or otherwise modified from time to time.”

d.	The definition of the capitalized term “Credit Agreement” set forth in Section 1.1 is deleted in its entirety and replaced with the following text:

““Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of September 25, 2013, by and between the Facility Company and the Facility Lender, as may be amended, amended and restated, supplemented, or otherwise modified from time to time.”

e.	The following definition of the capitalized term “Equity Commitment Fee” is inserted into Section 1.1 in the appropriate alphabetical location:

““Equity Commitment Fee” has the meaning set forth in Section 2.9.”

f.	The following definition of the capitalized term “Projected Date” is inserted into Section 1.1 in the appropriate alphabetical location:

““Projected Date” has the meaning set forth in Section 2.9.”

g.	The definition of the capitalized term “True Up Funding Date Deadline” set forth in Section 1.1 is deleted in its entirety and replaced with the following text:

““True Up Funding Date Deadline” means the earliest to occur of (a) an “Event of Default” as defined in the Financing Documents, (b) a material breach by Seller under the MESPSA, and (c) December 31, 2014.”

h.	A new Section 2.9 is inserted at the end of Article II as follows:

“2.9. Equity Commitment Fee.

In the event that, with respect to the Facilities listed on Schedule 2.9 hereto, Commencement of Operations (as defined in the MESPSA) for such Facility has not occurred by the last day of the month specified under “Projected Date of Commencement of Operations” in Schedule 2.9 (such date, the “Projected Date”), then the Class B Member shall pay to the Investor a monthly equity commitment fee (the “Equity Commitment Fee”) for the period commencing on the first day of the calendar month immediately following the Projected Date and ending on the earlier of (x) the date such Facility in Schedule 2.9 has achieved Commencement of Operations or (y) the True-Up Funding Deadline, calculated as follows: such fee shall be equal to the product of $[***] multiplied by the size (in kW) of such Facility for which Commencement of Operations has not been achieved by the Projected Date; provided that, notwithstanding the foregoing, the Class B Member shall not be obligated to pay the first month’s Equity Commitment Fee with respect to the Facility located at Site No. 8 on Schedule 2.9 so long as (a) the Facility Company has provided notice, at least [***] days prior to the Projected Date for such Facility, that such Facility will not reach Commencement of Operations by such Projected Date and (b) such Facility does reach Commencement of Operations within the calendar month immediately following the Projected Date; provided, further, that the Class B Member shall not be obligated to pay the Equity Commitment Fee with respect to any Facility, or shall pay the Equity Commitment Fee based on a reduced size, as applicable (x) if the Facility Company has provided notice, at least [***] days prior to the Projected Date, that such Facility shall be removed from Schedule 2.9 or that the size of such Facility shall be reduced or (y) from and after the first day of the calendar month immediately following the month in which the Facility Company has provided notice that such Facility shall be removed from Schedule 2.9 or that the size of such Facility shall be reduced, so long as such notice was provided by the [***] day of such calendar month. Any Equity Commitment Fee payable pursuant to this Section 2.9 shall be paid within [***] days after the end of each calendar month with respect to which payment becomes due in accordance with this provision (commencing on May 15, 2014).”

i.	Annex 1-A is deleted in its entirety and replaced with the revised version of Annex 1-A, attached hereto as Exhibit A.

j.	A new Schedule 2.9 is added, attached hereto as Schedule 2.9.

2.	Ratification. The ECCA, as amended hereby, is in all respects ratified and confirmed and shall be and remain in full force and effect. All references to the ECCA in any other document or instrument shall be deemed to mean such ECCA as amended by this Amendment.

3.	Amendments. No amendment, modification, termination or waiver of any provision of this Amendment shall be effective unless the same shall be in writing and duly executed by the Parties.

4.	Enforceability. This Amendment shall be enforceable by and binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.

5.

Governing Law. THIS AMENDMENT SHALL BE DEEMED MADE AND PREPARED AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THEREOF WHICH MAY REQUIRE THE

[***] Confidential Treatment Requested

APPLICATION OF THE LAW OF ANOTHER JURISDICTION (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

6.	Counterparts and Facsimile Execution. This Amendment may be executed and delivered (including by “portable document format”) in one or more counterparts, all of which shall be considered one and the same and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to each other Party, it being understood that all Parties need not sign the same counterpart. Signatures of the Parties transmitted by electronic mail shall be deemed to be their original signatures for all purposes.

7.	Severability. If any term or other provision of this Amendment is invalid, illegal, or incapable of being enforced by any rule of applicable law, or public policy, all other terms and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any Party.

8.	Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment and the obligations of the Investor to consummate the transactions contemplated by this Amendment are subject to the satisfaction of or waiver by Investor of each of the following conditions not later than March 25, 2014 (“Amendment Date Conditions Precedent” and the date of satisfaction or waiver thereof the “Amendment Date”):[1]

a.	the Investor has received fully executed copies of this Amendment, a reaffirmation of the Guaranty in the form attached hereto as Exhibit B, amendments to the MESPSA and the ASA in the forms attached hereto as Exhibits C-1 and C-2, and an amendment to the Company LLC Agreement in the form attached hereto as Exhibit D, or otherwise each in form and substance reasonably satisfactory to the Investor, and each is in full force and effect;

b.	the Investor has received (i) a legal opinion of O’Melveny & Myers LLP, substantially in the form of Annex 8-A to the ECCA but covering only the documents described in Section 8(a) above and the related transactions and (ii) a legal opinion of O’Melveny & Myers LLP, special California counsel, substantially in the form of Annex 8-B.1 to the ECCA but covering only the documents described in Section 8(a) above and the related transactions;

c.	the Investor has received a bring down of the tax opinion from Winston & Strawn LLP, which opinion shall be in form and substance reasonably satisfactory to it;

d.	the Investor has received necessary approval from its internal investment committee, board of directors or other governing body to enter into the transactions contemplated under this Amendment, subject only to the satisfaction or waiver of the conditions set forth in this Section 8;

[1]	The following conditions precedent are adapted from Section 6.1 of the ECCA, except where otherwise noted.

e.	the Investor has received, as applicable, (i) an incumbency certificate dated as of the Amendment Date from the Facility Entities, from the Class B Member and the Guarantor, (ii) from the Class B Member, on behalf of each Facility Entity, a certificate from an authorized officer dated as of the Amendment Date to the effect that to such officer’s Knowledge the conditions set forth in this Section 8 have been satisfied, (iii) a Delaware good standing certificate of the Guarantor, the Class B Member and the Facility Entities, each dated as of a recent date, from the applicable Secretary of State, (iv) resolutions of the Board of Directors, or other equivalent governing body, of the Facility Entities, the Class B Member and the Guarantor authorizing and approving the execution of this Amendment, the amendments to the other Investment Documents and the transactions contemplated hereunder certified by a secretary or an assistant secretary as of the Amendment Date and (v) formation documents certified by a secretary or an assistant secretary as of the Amendment Date, in each case, unless otherwise noted, of the Guarantor, the Class B Member and the Facility Entities as are customary for transactions of this type, each of which shall be reasonably satisfactory to the Investor;

f.	the Investor has received an update of the Base Case Model in form and substance reasonably satisfactory to it;

g.	the Investor has received an update of the annual budget for the Facility Company;

h.	the Investor has received fully executed copies of the amendments to the Financing Documents that have been executed as of such date;

i.	the Class B Member shall have paid (or caused to be paid) or shall have made arrangements in the manner reasonably satisfactory to the payee for the payment of all outstanding amounts due, as of the Amendment Date, and owing to with respect to Transaction Expenses for all services rendered and billed prior to the Amendment Date;

j.	the Class B Member shall have paid (or caused to be paid) a fee to the Investor in consideration of the extension and other accommodations granted by this Amendment in the amount of $[***];

k.	each of the representations and warranties in the ECCA and the other Investment Documents as amended by this Amendment and the other documents contemplated hereby (other than those made as of a later date) is true and correct in all material respects as of the Amendment Date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date); and

l.	the Investor has received reasonably satisfactory evidence that the Guarantor maintains $[***] in cash equivalent investments.

[Remainder of page intentionally left blank.]

[***] Confidential Treatment Requested

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the date first written above.

FIRSTAR DEVELOPMENT, LLC, a Delaware limited liability company

By:

	Name:	Nicholas Brinker
	Title:	Authorized Officer

CLEAN TECHNOLOGIES 2013B, LLC, a Delaware limited liability company

By:
Name:
Title:

[Signature page to Second Amendment to Equity Capital Contribution Agreement]

CLEAN TECHNOLOGIES 2013B, LLC, a Delaware limited liability company

By:

	Name:	Sendil Atreya
	Title:	Vice President

[Signature page to Second Amendment to Equity Capital Contribution Agreement]

EXHIBIT A

ANNEX 1-A

List of Prospective Facilities and Locations

Site No.	PPA Customer	Address	City	State	Size (kW)	Applicable Energy System Use Agreement No.
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

				[***]	[***]

[Exhibit A to Second Amendment to Equity Capital Contribution Agreement]

[***] Confidential Treatment Requested

Schedule 2.9

Projected Dates of Commencement of Operations2

Site No.	PPA Customer	Address	City	State	Size (kW)	Projected Date of Commencement of Operations
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

				[***]	[***]

[2]	As defined in the MESPSA

[Schedule 2.9 to Second Amendment to Equity Capital Contribution Agreement]

[***] Confidential Treatment Requested

Exhibit B

Form of Reaffirmation of Guaranty

[separately provided]

Exhibit C-1

Form of Amendment to MESPSA

[separately provided]

Exhibit C-2

Form of Amendment to ASA

[separately provided]

Exhibit D

Form of First Amendment to Company LLC Agreement

[separately provided]